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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
GREAT PLAINS ETHANOL, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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        Great Plains Ethanol, LLC
27716 462nd Avenue
Chancellor, South Dakota 57015

NOTICE OF 2003 ANNUAL MEETING OF MEMBERS
TO BE HELD ON
APRIL 10, 2003

Members of Great Plains Ethanol, LLC:

        Notice is hereby given that the 2003 Annual Meeting of Members of Great Plains Ethanol, LLC will be held at the Parker Community Center, 299 North Main, Parker, South Dakota 57053, and will commence at 7:00 p.m., local time for the following purposes:

  1.
  To elect five Class A Managers, one Class B Manager, and three Class C Managers; and

  2.
  To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

        The foregoing items of business are more fully described in the Information Statement accompanying this Notice. If you have any questions regarding the information in the Information Statement, please call us at (605) 647-0040.

        Our Board of Managers is not aware of any other business to come before the Annual Meeting. Only members of record at the close of business on February 15, 2003 will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments thereof.

        All members are cordially invited and encouraged to attend the Annual Meeting in person and to vote your capital units. Your attendance is also important to help assure the presence of a quorum at the Annual Meeting.

BY ORDER OF THE BOARD OF MANAGERS
/s/ DARRIN IHNEN
Darrin Ihnen President of the Board of Managers

Chancellor, South Dakota
March 4, 2003

EACH MEMBER IS STRONGLY URGED TO ATTEND THE ANNUAL MEETING.

Great Plains Ethanol, LLC
27716 462nd Avenue
Chancellor, South Dakota 57015

INFORMATION STATEMENT
2003 ANNUAL MEETING OF MEMBERS
APRIL 10, 2003

VOTING INFORMATION

        You may only vote your capital units by attending the Great Plains Ethanol, LLC Annual Meeting of Members to be held on April 10, 2003, and at any adjournment thereof. The meeting will be held at the Parker Community Center, 229 North Main, Parker, South Dakota, and will begin at 7:00 p.m.

Outstanding Capital Units and Voting Rights

        Members of record at the close of business on February 15, 2003 are entitled to vote at the Annual Meeting. We had 3,742 Capital Units issued and outstanding on that date.

  •
  Each Class A Member may only cast one vote on each matter coming to a vote of the Class A Members, regardless of the number of Class A Capital Units owned by such member.

  •
  Each Class B and Class C Member may cast one vote for each Class B Capital Unit and Class C Capital Unit, as the case may be, owned by such member.

        A detailed explanation of your voting rights and the procedures for voting at the Annual Meeting can be found under "Matters To Be Voted On—Election of Manager and Voting" below.

        This Information Statement is being mailed to our members on or about March 14, 2003. Our 2002 Annual Report on Form 10-KSB is also being mailed to members with this Information Statement.

        ATTENDANCE AT OUR ANNUAL MEETING IS LIMITED TO HOLDERS OF OUR CAPITAL UNITS AS OF FEBRUARY 15, 2003.

        Ten percent of our Class A Members, Class B Members representing 10% of our outstanding Class B Capital Units, and Class C Members representing 10% of the outstanding Class C Capital Units, must be present in person at the Annual Meeting to have a quorum of members at the Annual Meeting.

        All votes will be tabulated by the inspector of elections, who will be appointed by the Board of Managers, and will separately tabulate votes cast for or against the nominees for Managers, as well as any abstentions. Sample Class A, Class B, and Class C ballots to be used at the Annual Meeting are attached to this Information Statement for your review. Abstentions will be treated as being present at the meeting for purposes of determining a quorum, but will not be counted as votes cast.

Attendance and Voting at the Annual Meeting

        You are only entitled to vote at the Annual Meeting by attending the meeting and voting in person. We strongly encourage you to vote your capital units at the Annual Meeting.

Solicitation

        Great Plains Ethanol, LLC is making this solicitation. The entire cost of such solicitation will be borne by us. Such cost includes professional fees and the cost of supplying copies of this Information Statement and our 2002 Annual Report on Form 10-KSB to our members.

        YOUR VOTE IS IMPORTANT. PLEASE ATTEND THE ANNUAL MEETING AND VOTE YOUR CAPITAL UNITS.

        If you have any questions regarding the information in this Information Statement or the sample ballots, please call Steve Kary, our membership coordinator, at (605) 647-0040.

March 4, 2003.

MATTERS TO BE VOTED UPON

Election of Managers and Voting

        The sole purpose for the Annual Meeting is to elect a new Board of Managers. Our current Board of Managers consists of fourteen individuals who have been actively involved in our business since its inception. As part of our business plan, and as required by our Operating Agreement, our current Managers will resign, and a new, smaller Board of Managers will be elected by our Class A, Class B and Class C Members at the Annual Meeting. Because the percentage of equity raised in our initial public offering through the sale of Class C capital units was at least 30% of the total equity raised, our new Board of Managers will consist of:

  •
  Five Class A Managers elected by our Class A Members voting as a separate class;

  •
  One Class B Manager elected by our Class B Member voting as a separate class; and

  •
  Three Class C Managers elected by our Class C Members voting as a separate class.

        After this Annual Meeting, all Managers will be elected to serve three-year terms. However, in this first election of our new Board of Managers, Managers will be elected to staggered one, two and three-year terms as follows:

  •
  One Year Term—
    •
    One Class A Manager

    •
    One Class B Manager

    •
    One Class C Manager
  •
  Two Year Terms—
    •
    Two Class A Managers

    •
    One Class C Manager
  •
  Three Year Terms—
    •
    Two Class A Managers

    •
    One Class C Manager

        With the exception of the Class B Manager, the length of a Manager's term will be determined by the number of votes each Manager receives—the five Class A Manager and three Class C Manager nominees who receive the most votes will be elected Managers and the length of term will also be determined by the number of votes each received. For example, the Class A Manager nominee who receives the most votes will be elected to the Board of Managers and will serve a three year term. Similarly, the Class A Manager nominee who receives the fifth highest number of votes will be elected to the Board of Managers, but will serve a one year term.

        After this Annual Meeting, three of our nine Managers will stand for election at our Annual Meetings in each subsequent year, as required by our Operating Agreement.

Class A Voting Procedures

        Each Class A Member is entitled to cast only one vote for each matter to be voted on at the Annual Meeting—regardless of the number of Class A Units he or she owns—but may cast that vote for each of five different Class A Manager nominees, because there are currently five Class A seats open on our Board of Managers. That is, each Class A Member may vote for or against, or abstain from voting for a maximum of five of the seven Class A nominees. In addition, a Class A Member may not cast more than one vote for any one Class A Manager nominee.

Class B and Class C Voting Procedures

        Each Class B and Class C Member is entitled to cast as many votes as the number of Class B or Class C Units each member owns for each matter to be voted on at the Annual Meeting. Because there are currently three Class C seats open on our Board of Managers, each Class C Member may cast all of his or her votes for or against, or abstain from voting for a maximum of three of the five Class C nominees. The number of votes cast, unlike Class A Members, will depend on the number the Class C Member owns. To illustrate, if one owns one Class C Unit, one may only cast one vote for, against, or abstain from voting for three of the five Class C nominees. Or, if one owns one hundred Class C Units, one may cast one hundred votes for, against, or abstain from voting for three of the five Class C nominees. In addition, one may not split one's votes, e.g., cast sixty votes for one Class C nominee and another forty for a different Class C nominee.

        The following current Managers have been nominated: Dwayne Atkins, Steve Christensen, Dennis Hardy, Rich Horton, Darrin Ihnen, John Ludens, Mark Miller, Jim Rand, Dennis Schrag, Paul Schubeck, Steve Sinning and Dan Viet. Jeff Broin, also currently a Board member, has been nominated for the Class B Manager position. Detailed information on each nominee is provided in "Information About Nominees" below.

INFORMATION ABOUT NOMINEES

        Our members will elect nine Managers at the Annual Meeting, three to serve until the 2004 Annual Meeting, three to serve until the 2005 Annual Meeting, and three to serve until the 2006 Annual Meeting.

        All of the nominees have been Managers since our formation, with the exceptions of Larry Ward and Fred Thurman.

        The following tables contain certain information with respect to the persons nominated for election at the 2003 Annual Meeting:

Class A Nominees for the Board of Managers:

Name, Address and Principal Occupation	Age	Year First Became Manager	Term to Expire
Dwayne Atkins 46939 273rd Street Tea, SD 57064 Farmer	57	2000	2003
Dennis Hardy 47312 288th Street Beresford, SD 57004 Farmer	57	2000	2003
Rich Horton 45446 285th Street Hurley, SD 57036 Farmer	54	2000	2003
Darrin Ihnen 28065 459th Avenue Hurley, SD 57036 Farmer	37	2000	2003
Jim Rand 27871 452nd Avenue Parker, SD 57053 Farm and Business Owner	48	2000	2003
Dennis Schrag 44133 283rd Street Freeman, SD 57029 Farmer	46	2000	2003
Paul Schubeck 121 Dakota Avenue Centerville, SD 57014 Farmer	48	2000	2003
Steve Sinning 46366 280th Street Lennox, SD 57039 Farmer	48	2000	2003
Dan Viet 27148 SD Highway 19 Parker, SD 57053 Farmer	40	2000	2003

Biographical Information on Class A Nominees

        Dwayne Atkins has been in the business of farming near Tea, South Dakota for the past 31 years, and has worked in the trucking industry and served as the manager of a local grain elevator. He has been a member of Southeastern Grain Dealers Association since 1980.

        Dennis Hardy has farmed in the Beresford, South Dakota area for over 20 years. He is the current President of the Farmers Pork Cooperative and the immediate past chairman of the South Dakota Soybean Research and Promotion Council. Mr. Hardy received a Bachelor of Science degree in Electrical Engineering from South Dakota State University in 1968.

        Rich Horton has farmed in the Hurley, South Dakota area for over 20 years. He was employed as a farm manager in the areas of farm management and banking until 1979. He received a Bachelor of Science degree in Agricultural Science from Iowa State University in 1973. He is a former member of the board of directors of the Turner County Pork Producers.

        Darrin Ihnen is the Chairman of the Board of Great Plains Ethanol, LLC and has been a farmer for 20 years in Hurley, South Dakota. He is currently the President of the South Dakota Corn Growers Association and a member of the National Corn Growers Biotechnology Working Group.

        Jim Rand has been farming in the Parker, South Dakota area since 1974. He also has owned and operated a construction business since 1985. Mr. Rand was a member of the Parker Township Board and the Farmers Union Cooperative Board for approximately 15 years.

        Dennis Schrag has been a farmer in the Freeman, South Dakota area since 1973. He is a former member of the Childstown Township Board.

        Paul Shubeck is the Vice President of Great Plains Ethanol, LLC and has been a farmer in the Centerville, South Dakota area for the last 18 years. He also has been a mediator for the United States Department of Agriculture and the South Dakota Department of Agriculture for the last 12 years. He is currently a member of the Turner County Conservation District Board and the Clay County Farm Bureau Board. Mr. Shubeck received a Bachelor of Science degree in Mechanical Agriculture from South Dakota State University in 1977 and a Master of Business Administration degree from the University of Sioux Falls in 1994. He also currently serves on the Board of Managers for Sioux River Ethanol, LLC (an ethanol plant that is being planned to be built near Hudson, South Dakota).

        Steve Sinning has farmed in the Lennox, South Dakota area since 1978. He holds a Bachelor of Science degree in Biology from the University of South Dakota.

        Dan Viet has been a farmer in Parker, South Dakota since 1982. He graduated from Mitchell, South Dakota Vocational-Technical College in 1982. He is a current member of the Turner County Fair Board.

Class B Nominee for the Board of Managers:

Name, Address and Principal Occupation	Age	Year First Became Manager	Term to Expire
Jeff Broin 2209 East 57th Street North Sioux Falls, SD 57108 Ethanol Business Development	37	2000	2003

Biographical Information on the Class B Nominee

        Jeff Broin has been integrally involved in our company from its early planning stages. Mr. Broin is currently the Chief Executive Officer of Broin and Associates, Inc., the Chief Managing Officer of Broin Management, LLC and has been the Chief Executive Officer of Broin Enterprises, Inc. since 1987. Mr. Broin also managed Broin Enterprise's ethanol plant in Scotland, South Dakota for approximately 10 years. Mr. Broin has been instrumental in the construction and management of ethanol plants in the Midwest and in ethanol product marketing since 1987. Mr. Broin has a Bachelor of Science in Agricultural Business from the University of Wisconsin. Mr. Broin also has served on the board of the American Coalition for Ethanol since 1990, as the acting Director of the South Dakota Ethanol Producers Association since 1991, and as a member of the Renewable Fuels Association since 1997. He is also an associate member of the South Dakota Corn Growers Association. Mr. Broin also serves on the boards of six other ethanol plants operated and managed by Broin Management.

Class C Nominees for the Board of Managers:

Name, Address and Principal Occupation	Age	Year First Became Manager	Term to Expire
Steve Christensen 27821 452nd Avenue Parker, SD 57053 Farmer	50	2000	2003
John A. Ludens 114 South Garfield Street Lennox, SD 57039 Retired	77	2000	2003
Mark Miller 216 West Well Street Freeman, SD 57029 Farmer	32	2000	2003
Fred Thurman 416 S. Second Avenue Sioux Falls, SD 57104 Certified Public Accountant	52	N/A	N/A
Larry Ward 2209 East 57th Street North Sioux Falls, SD 57108 Broin Companies, Director of Marketing and Project Finance	48	N/A	N/A

Biographical Information on Class C Nominees

        Steve Christensen has been a farmer for the last 30 years in Parker, South Dakota. He also worked at the Terminal Grain Elevator in Parker, South Dakota on a part-time basis from 1980 to 1992. Mr. Christensen was a member of the South Dakota Air National Guard from 1971 to 1991.

        John Ludens farmed in the Davis, South Dakota area for over 40 years. He is the past President of the South Dakota Livestock Feeders and the South Dakota Irrigators. He also served on the National Cattleman's Association board for 9 years.

        Mark Miller has been a farmer in Freeman, South Dakota since 1999. He was a youth minister in Milbank, South Dakota from 1995 to 1999 and served as the Bible instructor for the Freeman Academy of Freeman, South Dakota for the 2001-2002 school year. He received an Associates Degree in Aviation from Hesston College. From 1991 to 1992, Mr. Miller was a flight instructor at South Dakota State University. He also serves as the Great Plains Ethanol, LLC representative on the South Dakota Ethanol Producers Association.

        Fred Thurman holds a Bachelor of Science degree in accounting, is a Certified Public Accountant and has been a partner in the Sioux Falls, South Dakota accounting firm Thurman, Comes, Foley and Company, LLP since 1979. In addition, Mr. Thurman is a managing member of three hotel properties and Corn Energy Investors, LLC. He currently serves on the Board of Managers for three ethanol plants and soybean processing plants in Iowa and South Dakota. He also served as the President and board member of Firstel and Advanced Communications Group, Inc. He also serves on the Board of Directors of Voyager Financial Services Corporation, a banking and mortgage services company.

        Larry Ward is currently the Director of Marketing and Project Finance for the Broin Companies and has been involved in the ethanol industry in various management positions since 1997. In his current position, Mr. Ward performs a variety of roles related to ethanol project formation and financing, including ethanol marketing strategies. He is also currently a member or an advisor to the Boards of ten ethanol plants that are either currently operating or being developed. Mr. Ward received a degree in business from Mankato State University, Mankato, Minnesota in 1980 and a Masters of Business Administration from the University of South Dakota, Vermillion, South Dakota in 1990.

Board of Managers' Meetings

        The Board of Managers held ten regularly scheduled meetings during the fiscal year ended December 31, 2002. Each Manager, except for Jeff Broin and David Lambert, attended at least 75% of the meetings of the Board of Managers and the committees of which each was a member during the fiscal year ended December 31, 2002.

Audit Committee Meetings

        Our Audit Committee reviews the services provided by our independent auditors, consults with our independent auditors and reviews the need for internal auditing procedures and the adequacy of internal controls. Paul Shubeck, who serves as the chairman of the committee, Rich Horton and Darrin Ihnen comprise our Audit Committee. We believe that the members of the Audit Committee are independent within the meaning of the rules of the Nasdaq Stock Market. On November 27, 2002, the Board of Managers adopted an Audit Committee Charter, a copy of which is attached to this Information Statement as Appendix I.

Audit Committee Report

        The following report was delivered to our Board of Managers by the Audit Committee on February 7, 2003. The following Audit Committee report shall not be deemed to be incorporated by reference in any previous or future documents filed by us with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the report by reference in any such document.

        The Audit Committee reviews our financial reporting process on behalf of the Board of Managers. Our management has the primary responsibility for the financial statements and the reporting process. Our independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles. The Audit Committee reviewed and discussed with management our audited financial statements as of and for the year ended December 31, 2002. The Audit Committee has discussed with Eide Bailly LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The committee has received and reviewed the written disclosures and the letter from Eide Bailly LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the auditors the auditors' independence.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Managers that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.

        The aggregate fees billed by our independent public accountants to us for the fiscal year ended December 31, 2002 are as follows:

Audit Fees	$33,440
All Other Fees	$6,246

TOTAL FEES	$39,686

Audit Committee

Paul Shubeck, Chair
Rich Horton
Darrin Ihnen

Other Committees

        We have a standing nominating committee; its current members are Jeff Broin, Darrin Ihnen, and John Ludens. The nominating committee was formed on January 7, 2003 and held its first meeting on January 29, 2003. The nominating committee's primary function is to select the Manager nominees to be elected at our annual meetings.

        Nominations for election to the Board to be considered at the 2004 Annual Meeting must be submitted in writing to the Great Plains Ethanol, LLC Nominating Committee at our office, 46569 SD Hwy. 44, P.O. Box 217, Lennox, South Dakota 57039 no earlier than October 1, 2003 and no later than January 31, 2004.

        There is no standing compensation committee of the Board of Managers.

MANAGEMENT AND EXECUTIVE OFFICER

        Our day-to-day affairs are managed by Richard A. Serie, our ethanol plant's Construction and General Manager, and Brian Minish, our current Chief Executive Officer and Chief Financial Officer. Mr. Serie is employed by Broin Management, LLC, which manages the operation of our ethanol plant. Information about our executive officer and Mr. Serie are provided below:

        Mr. Serie was previously employed by Broin Management, LLC at Agri-Energy, an ethanol plant in Luverne, Minnesota, where he served as general manager. Prior to his employment with Broin Management, he was Vice President of Operations for Boyle Development, a subsidiary of the Boyle Companies, which owned and operated nursing homes. During this time, Mr. Serie was also project coordinator for the ethanol plant in Luverne, Minnesota, which began operations in 1997. Mr. Serie has also served as general manager of Arnolds Park Amusement, located in the Iowa Great Lakes Area, for six years and led a complete renovation and operation of the amusement park.

        Our initial Board of Managers appointed Brian Minish to serve as our Chief Executive Officer and Chief Financial Officer for an indefinite term. Mr. Minish serves on a part-time basis and is currently our only executive officer.

        Mr. Minish's employment history in the agriculture industry includes a sales position with Monsanto from 1976 to 1980, and he was a grain elevator manager in Harmon, Illinois from 1980 to 1983 and Woodbine, Iowa from 1983 to 1985. He also was employed in the securities industry as a commodity broker at Securities Corporation of Iowa in 1986. In 1986, Mr. Minish joined American Cyanamid, where he held positions in logistics, sales supervision and marketing management. At American Cyanamid he was responsible for the marketing management of the company's domestic insecticide products. Mr. Minish left American Cyanamid in 1999. Since 1999, he has worked as a consultant to South Dakota Ag Producer Ventures, the Sioux Empire Fair in Sioux Falls, South Dakota and Dakota Layers Cooperative. Mr. Minish received a Bachelor of Science in Agriculture from the University of Wisconsin at Platteville, Wisconsin in 1975 and a Master of Business Administration degree from Northwest Missouri State in 1978.

        Mr. Minish is also an employee of Val-Add Service Corporation, which has served as our project coordinator. He is also a principal in Val-Add Administrative and Communication Services, Inc., which has provided newsletter preparation and other administrative services to us.

COMPENSATION OF MANAGERS AND EXECUTIVE OFFICER

BOARD OF MANAGERS

        We have not paid the initial members of our Board of Managers any cash compensation for their services as Board members; however, when we were formed, each received a Class D unit for which each Board member paid $100. Upon the completion of our initial public offering, each Class D capital unit held by our initial Board members automatically converted into Class C capital units, which were otherwise being sold for $5,000 per unit. We reimburse our Board members for reasonable expenses incurred in carrying out their duties as Board members. A fee of $125 per meeting for attending meetings has been accruing for members of the Board of Managers, but will not be paid until the plant begins operations. Board members who are also members will receive the same membership benefits other members receive.

EXECUTIVE OFFICER

        Mr. Minish receives a salary of $4,500 per month for his services as Chief Executive Officer and Chief Financial Officer. Mr. Minish's employment is subject to an employment contract with us beginning on December 18, 2000. Mr. Minish has not received any options or other long-term incentive awards. Pursuant to his contract, Mr. Minish does not receive any health-care, retirement or other benefits, but is paid a salary and reimbursed for his costs and expenses incurred in connection with his employment. The contract is terminable by either party with 60 days' notice. We expect that Mr. Minish will resign as Chief Executive Officer and Chief Financial Officer effective as of March 6, 2003 and that our Board of Managers will appoint Mr. Rick Serie as our new Chief Executive Officer and Chief Financial Officer at that time. You can find more information on Mr. Serie under "Management and Executive Officer" above.

        The following table sets forth all the compensation paid to each of our executive officers prior to December 31, 2001, the end of our latest fiscal year.

		Annual Compensation				Long-Term Compensation
						Awards		Payouts
Name and Principal Position	Year ended Dec. 31	Salary ($)		Bonus ($)	Other Annual Compensation	Restricted Stock Award(s) ($)	Securities Underlying Options/ SARs (#)	LTIP Payouts	All Other Compensation ($)
Brian Minish Chief Executive Officer and Chief Financial Officer	2000 2001 2002	3,000 40,500 54,000	(1)	— — —	— — —	— — —	— — —	— — —	— — —

(1)
Brian Minish was only employed by us during one month in 2000.

        We have not issued, either directly or as part of a Long-Term Incentive Plan, any options or stock appreciation rights to any executive officer or Board member of the Company.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the current beneficial ownership of our capital units in terms of equity and voting interests, by members of the Board of Managers, executive officers, the Managing Member, and any beneficial owner of more than 5% of any class of our capital units.

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Owner (in units)	Equity Percent of Class	Voting Percent of Class
Class A	Dwayne Atkins, Manager(2)	8	*	*
Class A	Darrell Buller, Manager	2	*	*
Class A	Steven Christensen, Manager	2	*	*
Class A	Dennis Hardy, Manager	11	*	*
Class A	Rich Horton, Manager	10	*	*
Class A	Darrin Ihnen, Manager	10	*	*
Class A	John A. Ludens, Manager(3)	42	2.78	2.78
Class A	Mark Miller, Manager	2	*	*
Class A	Jim Rand, Manager	20	1.32	1.32
Class A	Dennis Schrag, Manager(4)	2	*	*
Class A	Paul Shubeck, Manager	2	*	*
Class A	Steve Sinning, Manager	6	*	*
Class A	Dan Viet, Manager	4	*	*
Class A	Brian Minish, CEO and CFO	2	*	*
Class A	Managers, Managing Member and executive officers, as a group	123	8.13	8.13
Class B	Broin Investments II, LLC	200	100	100
Class B	Jeff Broin, Manager(5)	200	100	100
Class B	Managers, Managing Member and executive officers, as a group	200	100	100
Class C	Broin Investments II, LLC	400	19.71	19.71
Class C	Broin Management, LLC Managing Member	41	2.02	2.02
Class C	Dwayne Atkins, Manager(2)	63	3.1	3.1
Class C	Jeff Broin, Manager(6)	442	21.78	21.78
Class C	Darrell Buller, Manager	26	1.28	1.28
Class C	Steven Christensen, Manager	14	*	*
Class C	Dennis Hardy, Manager	1	*	*
Class C	Rich Horton, Manager	15	*	*
Class C	Darrin Ihnen, Manager	1	*	*
Class C	David Lambert, Manager	12	*	*
Class C	John A. Ludens, Manager(3)	49	2.41	2.41
Class C	Mark Miller, Manager	11	*	*
Class C	Jim Rand, Manager	11	*	*
Class C	Dennis Schrag, Manager(4)	13	*	*

Class C	Paul Shubeck, Manager	11	*	*
Class C	Steve Sinning, Manager	11	*	*
Class C	Dan Viet, Manager	1	*	*
Class C	Brian Minish, CEO and CFO	10	*	*
Class C	Managers, Managing Member and executive officers, as a group	691	34.05	34.05

*
Equals less than 1% beneficial ownership of the class.
(1)
The addresses for each of the individual Managers listed above are set forth under "Information About Nominees." The address for Broin Management, LLC and Broin Investment II, LLC is 2209 East 57th Street North, Sioux Falls, South Dakota 57104.
(2)
Represents 6 Class A units and 53 Class C units held of record by Mr. Atkins and 2 Class A units and 10 Class C units held of record by Atkins Family Farms, Inc., of which Mr. Atkins owns 33.3% of the outstanding stock and of which Mr. Atkins is the President.
(3)
Represents 2 Class A units held of record by Mr. Ludens and 40 Class A units held of record by L & L Feeders, Inc., of which Mr. Ludens and his spouse jointly own 25% of the outstanding stock and of which Mr. Ludens is a Director.
(4)
Represents 1 Class C unit held of record by Mr. Schrag and 2 Class A units and 12 Class C units held of record by Mr. Schrag's spouse.
(5)
Represents 200 Class B units held of record by Broin Investments II, LLC that were purchased in connection with the December 18, 2000 Contract for Future Services. Mr. Broin holds an ownership interest in and controls Broin Investments II, LLC and is, therefore, a beneficial owner of the shares owned by Broin Investments II, LLC.
(6)
Represents one Class C unit held of record by Jeff Broin, which was received upon the conversion of his Class D unit, one Class C unit held of record by Broin Management, LLC, which was received upon the conversion of its Class D unit, 40 Class C units held of record by Broin Management LLC purchased in connection with the December 18, 2000 Contract for Future Services, and 400 Class C units held of record by Broin Investments II, LLC that were purchased in our initial public offering. Mr. Broin holds an ownership interest in and controls Broin Management, LLC and Broin Investments II, LLC; accordingly, Mr. Broin is a beneficial owner of all units owned by each of Broin Management, LLC and Broin Investments II, LLC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The individual members of our Board of Managers and our Chief Executive Officer and Chief Financial Officer have not entered into, and do not anticipate entering into, any contractual or other transactions between themselves and Great Plains Ethanol, except for Corn Delivery Agreements they have entered into upon purchasing units during the initial public offering in forms identical to those provided to other investors.

        We have contracted with Broin and Associates, Inc. and its affiliated companies to assist us in virtually all aspects of the ethanol plant project, including site selection, permitting and zoning, construction, plant management and operation, and the marketing and sale of ethanol and DDGS. Broin and Associates, Inc. is a Sioux Falls, South Dakota based engineering and construction management firm specializing in the design, engineering, construction, and plant start-up of new ethanol production facilities in the Midwest. Broin and Associates, Inc. is owned by Robert, Jeff, and Todd Broin, and Jeff Broin is the Chief Executive Officer of Broin and Associates, Inc. Jeff Broin

currently serves on our Board of Managers and six other ethanol production facilities managed by Broin.

        Broin Management, LLC, an affiliate of Broin and Associates, Inc., is our Managing Member and manages the day-to-day operations of the ethanol plant. We pay Broin Management a fixed annual fee of $250,000, to be adjusted annually for inflation. We will also pay Broin Management, LLC an incentive bonus of 4% of our trimester net income. The trimester bonus will be calculated annually based upon audited net profits. We will pay certain expenses incurred with respect to operation of the plant while other expenses, including, but not limited to, the provision of a full-time plant manager, are included as part of Broin Management's fees. We may only terminate Broin Management "for cause," which is defined in our Operating Agreement as illegal or unethical conduct, substandard performance of the ethanol plant for a period of two consecutive years, and the sale, change of control or disposition of Broin Management.

        We have signed an Ethanol Marketing and Services Contract with Ethanol Products, LLC, an affiliate of Broin and Associates, Inc., to market the ethanol we produce. The contract will be in effect for a term equal to the term of our primary debt financing for the ethanol plant. Ethanol Products, LLC will receive a marketing fee of $.0040 per gallon of ethanol sold, and an administrative fee of $.0025 per gallon of ethanol sold.

        We have signed a DDGS Marketing Contract with Broin Enterprises, Inc., d/b/a Dakota Commodities, an affiliate of Broin and Associates, Inc., to market the DDGS we produce. The contract will be in effect until the later of the following two events: the term of our initial debt funding for the ethanol plant, or seven years from the date that the ethanol plant begins operations. It will automatically renew for additional three-year periods, unless discontinued by either party upon at least three months prior written notice of nonrenewal. We will pay Dakota Commodities a marketing fee of 3% of the gross monthly sales of DDGS, with a minimum annual fee of $200,000 per year. We will be responsible for invoicing all loads, receiving payments from customers and paying freight when necessary. All account receivable losses arising from the sales of DDGS will be our sole responsibility.

        Broin Investments II, LLC, a Broin and Associates, Inc. affiliate, is currently our only Class B member and, as such, has the right to elect one person to the Board of Managers.

        We entered into a consulting agreement with Val-Add Service Corporation in December 2000 to act as our project coordinator. Val-Add is a South Dakota based consulting firm that provides services to businesses in South Dakota and neighboring states. Brian Minish, our Chief Executive Officer and Chief Financial Officer, is also an employee of Val-Add.

        Val-Add has assisted us with the development and structuring of our business plan, negotiations with Broin and Associates, Inc., and securing the required debt financing for the project. The consulting agreement is for an indefinite period and can be cancelled by either party upon 10 days written notice to the other party. Under the contract, we paid Val-Add $1,500 per month for services rendered and, with the approval of the Board of Managers, we paid a bonus of $50,000 upon execution of a letter of commitment from a lending institution. If the consulting agreement is terminated, our payment obligations to Val-Add will cease, except that Val-Add will be entitled to payments for periods or partial periods that occurred prior to the date of termination and for which Val-Add has not yet been paid. Val-Add is also entitled to reimbursement for postage, copying, web hosting and long distance telephone charges.

        We also entered into a services agreement with Val-Add in December 2000. The services agreement was assigned to Val-Add Administrative and Communications Services in December 2002. The services agreement is of indefinite duration and can be terminated by either party upon 10 days written notice. Under the services agreement, we pay Val-Add a flat monthly fee of $35 and an hourly fee of $25 for certain clerical and administrative services related to the operation of our ethanol plant.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our executive officers and managers, and persons who directly or indirectly own more than ten percent of a class of our Class A capital units, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Executive officers, managers and greater than ten-percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. During fiscal year 2002, based solely upon forms reviewed by us and on written representations from certain reporting persons regarding filings required to be made by such persons, we believe that all persons made all filings required under Section 16(a) with respect to our Class A capital units.

ANNUAL REPORT

        Our annual report on Form 10-KSB for the fiscal year ended December 31, 2002, including financial statements, accompanies the mailing of this Information Statement, but it is not deemed a part of this Information Statement.

AUDIT MATTERS

        A representative of the firm of Eide Bailly LLP is expected to be present at the Annual Meeting. Such representative will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions from members.

MEMBERS' PROPOSALS

        Any member proposal intended to be considered for inclusion in the Information Statement for presentation at the 2004 Annual Meeting of Members must be received by the Company no later than December 15, 2003. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the SEC under the Exchange Act. It is suggested that the proposal be submitted by certified mail—return receipt requested. Members who intend to present a proposal at the 2004 Annual Meeting of members without including such proposal in the Company's Information Statement must provide us with notice of such proposal no later than January 31, 2004. We reserve the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

        The Board of Managers knows of no other matter to be acted upon at the meeting.

BY ORDER OF THE BOARD OF MANAGERS
/s/ DARRIN IHNEN
Darrin Ihnen, President of the Board of Managers

March 4, 2003

        TO BE CERTAIN THAT YOUR CAPITAL UNITS WILL BE REPRESENTED AT THE 2003 ANNUAL MEETING OF MEMBERS, WE URGE YOU TO ATTEND THE MEETING AND TO VOTE YOUR CAPITAL UNITS.

CLASS A—SAMPLE BALLOT

GREAT PLAINS ETHANOL, LLC
2003 ANNUAL MEETING

        By signing below, I certify that:

  •
  I am either the owner or the authorized representative of the owner a Class A Capital Unit of Great Plains Ethanol, LLC and have full power and authority to vote such capital units; and

  •
  I vote such capital units on the following matters as set forth below.

Dwayne Atkins—
For	Against	Abstain
Dennis Hardy—
For	Against	Abstain
Rich Horton—
For	Against	Abstain
Darrin Ihnen—
For	Against	Abstain
Jim Rand—
For	Against	Abstain
Dennis Schrag—
For	Against	Abstain
Paul Shubeck—
For	Against	Abstain
Steve Sinning—
For	Against	Abstain
Dan Viet—
For	Against	Abstain
Date:
Signature
Print Name

CLASS B—SAMPLE BALLOT

GREAT PLAINS ETHANOL, LLC
2003 ANNUAL MEETING

        By signing below, I certify that:

  •
  I am either the owner or the authorized representative of the owner of 200 Class B Capital Units of Great Plains Ethanol, LLC and have full power and authority to vote such capital units; and

  •
  I vote such capital units on the following matters as set forth below.

Jeff Broin
For	Against	Abstain
Date:
Signature
Print Name

CLASS C—SAMPLE BALLOT

GREAT PLAINS ETHANOL, LLC
2003 ANNUAL MEETING

        By signing below, I certify that:

  •
  I am either the owner or the authorized representative of the owner of [    ] Class C Capital Units of Great Plains Ethanol, LLC and have full power and authority to vote such capital units; and

  •
  I vote such capital units on the following matters as set forth below.

Steve Christensen—
For	Against	Abstain
John A. Ludens—
For	Against	Abstain
Mark Miller—
For	Against	Abstain
Fred Thurman—
For	Against	Abstain
Larry Ward—
For	Against	Abstain
Date:
Signature
Print Name

Appendix I	Effective: 11-27-02

AUDIT COMMITTEE CHARTER
OF
GREAT PLAINS ETHANOL, LLC

        1.    Members.

        The Board of Managers shall appoint an Audit Committee of at least (three) members, consisting entirely of "independent" managers of the Board, and shall designate one member as chairperson.

        2.    Independence.

        For purposes hereof, "independence" shall be defined according to the National Association of Securities Dealers ("NASD") listing standards. For purposes hereof, the terms "manager" and "director" shall be synonymous.

        Under NASD Marketplace Rule 4200(a)(14), subject to any future amendments, "independent director" means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. The following persons shall not be considered independent;

  (A)
  A director who is employed by the company or any of its affiliates for the current year or any of the past three years;

  (B)
  A director who accepts any compensation from the company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

  (C)
  A director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

  (D)
  A director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the company made, or from which the company received, payments (other than those arising solely from investments in the company's securities) that exceed 5% of the company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

  (E)
  A director who is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

        3.    Financial Literacy.

        Each member of the Company's Audit Committee must be financially literate. For purposes of this requirement, "financial literacy" means each member of the committee (i) shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement, or (ii) shall become able to do so within a reasonable period of time after his or her appointment to the Committee.

        4.    Purposes, Duties, and Responsibilities.

        The Audit Committee represents and advises the full Board of Managers in performing some of its oversight responsibilities. The Audit Committee shall represent the Board of Managers in discharging its responsibilities relating to the accounting, reporting, and financial practices of the Company, and shall have general responsibility for surveillance of internal controls and accounting and audit activities of the Company. At its discretion, the Audit Committee may also conduct inquiries concerning the general risk profile of the Company and the Company's efforts at identifying and controlling key risks

("risk management") which may affect the quality of financial reporting and/or the vitality of the company.

        The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company's financial statements. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

        In carrying out its duties and responsibilities, the Audit Committee's policies and procedures should remain flexible, so that it may be in a position to best address or respond to changing circumstances or conditions. While there is no "blueprint" to be followed by the Committee in carrying out its duties and responsibilities, the following should be considered within the authority of the Audit Committee:

  (i)
  To recommend to the Board of Managers, and evaluate, the firm of independent certified public accountants to be appointed as auditors of the Company, which firm shall be ultimately accountable to the Board of Managers through the Audit Committee.

  (ii)
  To review and discuss with the outside auditors their audit procedures, including the scope, fees and timing of the audit, and the results of the annual audit examination and any accompanying management letters, and any reports of the outside auditors with respect to interim periods.

  (iii)
  To review and discuss with the outside auditor of the Company any relationships between the auditor and the Company or any other relationships that may adversely affect the independence of the auditor and, based on such review, assess the independence of the outside auditor.

  (iv)
  To review and discuss with management and the outside auditors the financial statements of the Company, including an analysis of the auditors' judgment as to the quality of the Company's accounting principles.

  (v)
  To recommend to the Board of Managers whether, based on the review and discussions described in paragraphs (ii) through (iv) above, the financial statements that should be included in the Annual Report on Form 10-K.

  (vi)
  Review with management and the independent auditors the Company's quarterly financial statements prior to the filing of its Form 10-QSB, including the results of the independent auditors' reviews of the quarterly financial statements.

  (vii)
  To review and discuss with management and the outside auditors: (a) any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company; and (b) any transactions or courses of dealing with parties related to the Company which transactions are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of the Company's financial statements.

  (viii)
  To review and discuss with management and the outside auditors the adequacy of the Company's internal controls.

  (ix)
  To review and discuss with management and the outside auditors the accounting policies which may be viewed as critical, and review and discuss any significant changes in the accounting policies of the Company and accounting and financial reporting proposals that may have a significant impact on the Company's financial statements.

2

  (x)
  To review with management and the outside auditors the company's financial risk exposures and the steps management has taken to monitor and control such exposures.

  (xi)
  To establish policies and procedures for the engagement of the outside auditor to provide non-audit services, and consider whether the outside auditor's performance of non-audit services is compatible with the auditor's independence.

  (xii)
  To review material pending legal proceedings involving the Company and other contingent liabilities.

  (xiii)
  To periodically evaluate the performance of individual committee members and the committee chair, as well as the performance of the committee as a whole.

  (xiv)
  To pursue continuing education at the expense of the company to achieve and improve "financial literacy" and greater understanding of other business matters relevant to the committee's purpose.

  (xvi)
  To review the appropriateness and usefulness of the Audit Committee Charter.

        5.    Meetings.

        The Audit Committee shall meet as often as may be deemed necessary or appropriate in its judgment, generally four times each year, either in person or telephonically. The majority of the members of the Audit Committee shall constitute a quorum. The Audit Committee may create subcommittees which shall report to the Audit Committee.

        The Audit Committee shall meet in executive session with the outside auditors at least annually. The Audit Committee shall report to the full Board of Managers with respect to its meetings.

        6.    Outside Advisors.

        The Audit Committee shall have the authority to retain such outside counsel, experts, and other advisors as it determines appropriate to assist in the full performance of its functions.

        7.    Investigations.

        The Audit Committee shall have the authority to conduct or authorize investigations into any matters within its scope of responsibilities and shall have the authority to retain outside advisors to assist it in the conduct of any investigation.

3

QuickLinks

NOTICE OF 2003 ANNUAL MEETING OF MEMBERS TO BE HELD ON APRIL 10, 2003
INFORMATION STATEMENT 2003 ANNUAL MEETING OF MEMBERS APRIL 10, 2003
VOTING INFORMATION
MATTERS TO BE VOTED UPON
INFORMATION ABOUT NOMINEES
MANAGEMENT AND EXECUTIVE OFFICER
COMPENSATION OF MANAGERS AND EXECUTIVE OFFICER
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ANNUAL REPORT
AUDIT MATTERS
MEMBERS' PROPOSALS
OTHER MATTERS
CLASS A—SAMPLE BALLOT GREAT PLAINS ETHANOL, LLC 2003 ANNUAL MEETING
CLASS B—SAMPLE BALLOT GREAT PLAINS ETHANOL, LLC 2003 ANNUAL MEETING
CLASS C—SAMPLE BALLOT GREAT PLAINS ETHANOL, LLC 2003 ANNUAL MEETING
AUDIT COMMITTEE CHARTER OF GREAT PLAINS ETHANOL, LLC